                          ADDISON CAPITAL SHARES, INC.

                        Supplement dated January 31, 1996
                                       To
                        Prospectus Dated November 1, 1995



     The following information replaces the "Financial Highlights" section on page 5 of the Prospectus:

    Financial Highlights (for a Fund Share Outstanding Throughout the Period)


                                 Year       Year       Year       Year       Year      Year       Year       Year
                                Ended      Ended      Ended      Ended      Ended     Ended      Ended      Ended   9/15/86* to
                               6/30/95    6/30/94    6/30/93    6/30/92    6/30/91   6/30/90    6/30/89    6/30/88    6/30/87
                               -------    -------    -------    -------    -------   -------    -------    -------    -------
Net asset value at beginning
of period ...................   $20.45     $22.69     $19.64     $18.90     $18.17    $16.45     $14.62     $16.21     $12.75
                                ------     ------     ------     ------     ------    ------     ------     ------     ------

Income from Investment
----------------------
Operations
----------

Net investment income .......      .22        .21        .24        .26        .22       .22        .42        .21        .13

Net realized and unrealized
gains (losses) on investments     3.77       (.76)      3.72       1.57        .74      1.71       1.79      (1.62)      3.35
                                ------     ------     ------     ------     ------    ------     ------     ------     ------


  Total from investment
   operations ...............     3.99       (.55)      3.96       1.83        .96      1.93       2.21      (1.41)      3.48
                                ------     ------     ------     ------     ------    ------     ------     ------     ------

Less Distributions
------------------
Dividends from net
investment income ...........     (.20)      (.23)      (.24)      (.27)      (.23)     (.21)      (.38)      (.17)      (.02)

Distributions from capital
gains .......................    (1.32)     (1.46)      (.67)      (.82)        --        --         --       (.01)        --
                                ------     ------     ------     ------     ------    ------     ------     ------     ------

Total distributions .........    (1.52)     (1.69)      (.91)     (1.09)      (.23)     (.21)      (.38)      (.18)      (.02)
                                ------     ------     ------     ------     ------    ------     ------     ------     ------

Net asset value at end of
period ......................   $22.92     $20.45     $22.69     $19.64     $18.90    $18.17     $16.45     $14.62     $16.21
                                ======     ======     ======     ======     ======    ======     ======     ======     ======

Total return (1) ............    21.11%     (2.73)%    20.98%      9.93%      5.40%    11.70%     15.37%     (8.64)%    34.25%(3)

Ratios/Supplemental Data
------------------------

Net assets at end of period
(in 000's) ..................  $38,506    $36,171    $37,621    $31,243    $28,744   $29,037    $26,953    $25,843    $26,318

Ratio of expenses to average
net assets ..................     2.06%      2.06%      2.13%      2.12%      2.34%     2.21%       2.30%(2)  2.24%(2)   1.50%(2)(3)

Ratio of net income to
average net assets ..........     1.03%      1.00%      1.14%      1.32%      1.24%     1.20%       2.26%(2)  1.47%(2)   1.82%(2)(3)

Portfolio turnover rate .....    42.82%     43.26%     30.01%     57.34%     57.52%    68.97%      52.39%    63.12%     25.20%


_____________________
*     Initial public offering date
(1) Assumes an initial investment made at the net asset value last calculated on the business day before the first day of each fiscal year and does not reflect sales loads or account fees.
(2) Prior to reimbursement of expenses by Janney and the Adviser, the ratio of expenses to average net assets on an annualized basis was 2.45%, 2.49% and 3.16% for 1989, 1988 and 1987, respectively, and the ratio of net investment income to average net assets on an annualized basis was 2.11%, 1.22% and 0.16% for 1989, 1988 and 1987, respectively.
(3)   Annualized.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                  ADDISON LOGO
                                  IMAGE OMITTED

   Addison Capital Shares, Inc. (the "Fund") is a mutual fund seeking long-term capital appreciation. The Fund invests principally in those equity securities which the Fund's investment adviser, Addison Capital Management Company, believes are undervalued and therefore offer above-average potential for capital appreciation. See "The Fund's Investment Objective and Policies" at page 6.

   The Fund's shares are distributed by Janney Montgomery Scott Inc.

   This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. It should be retained for future reference. A Statement of Additional Information about the Fund dated the same date as this Prospectus, and which is incorporated herein by reference, has been filed with the Securities and Exchange Commission and is available without charge upon request from Janney Montgomery Scott Inc. (address and telephone numbers listed below).

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR BY ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                  DISTRIBUTOR
                          JANNEY MONTGOMERY SCOTT LOGO
                                IMAGE OMITTED

                              1801 Market Street
                            Philadelphia, PA 19103
                      In Philadelphia, PA (215) 665-6000
                   Outside Philadelphia, PA (800) 526-6397

The date of this Prospectus is November 1, 1995.

                              TABLE OF CONTENTS

                                                                  Page
                                                                --------
The Fund  ...................................................       3
  Advantages to Investors  ..................................       3
Summary of Fund Expenses  ...................................       3
Financial Highlights  .......................................       5
The Fund's Investment Objective and Policies  ...............       6
The Fund's Investment Limitations  ..........................       7
How You Can Invest in the Fund  .............................       7
What Shares will Cost.  .....................................       8
How Your Shareholder Account will be Maintained  ............       9
How You Can Sell Your Fund Shares  ..........................       9
     Redemption in Kind  ....................................      10
     Exchange Privilege  ....................................      10
How Net Asset Value is Determined  ..........................      11
Dividends and Capital Gains Distributions  ..................      11
Tax Status of Dividends and Capital Gains Distributions.  ...      11
Shareholder Services  .......................................      12
     Confirmations and Reports  .............................      12
     Systematic Withdrawal Plan  ............................      12
Qualified Retirement Plans  .................................      12
Management of the Fund  .....................................      13
The Fund's Distributor  .....................................      16
Description of Fund Shares  .................................      17
Transfer Agent  .............................................      18
Shareholder Inquiries  ......................................      18
Application for Pre-Authorized Check Plan  ..................      19
Account Application.  .......................................      21

===========================================================================

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE PRINCIPAL UNDERWRITER IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                   THE FUND

   Addison Capital Shares, Inc. (the "Fund") is a corporation formed under the laws of the state of Maryland on June 4, 1986. The Fund is an open-end diversified mutual fund and commenced operations on September 15, 1986. The Fund currently offers one class of common stock designed for investment by individuals, institutions and fiduciaries whose investment objective is long-term capital appreciation. See "The Fund's Investment Objective and Policies" at page 6. The Fund may later offer additional series of shares designed for investment by persons or entities with different investment objectives. A minimum initial investment of $1,000. See "How You Can Invest in the Fund" at page 7.

   The Fund currently pays an annual distribution fee to its distributor, Janney Montgomery Scott Inc. ("Janney"), equal to .40% of the Fund's average daily net assets, pays an annual service fee to Janney equal to .25% of the Fund's average daily net assets and pays other fees for management and investment advisory services. Addison Capital Management Company acts as the Fund's investment adviser. The total amount of the Fund's investment advisory services, financial accounting, management and distribution fees should equal approximately 1.60% of the Fund's average daily net assets, which amount is higher than that paid by many other equity investment companies. See "Management of the Fund" at page 13 and "The Fund's Distributor" at page 16.

ADVANTAGES TO INVESTORS

   --Investors will obtain the benefit of professional management for securities investments and avoid the cost and burden of selecting, supervising, and handling an individual securities portfolio.

   --Investors will obtain an interest in a diversified portfolio of many different securities, with the brokerage costs incurred by the Fund being significantly less than those which would be borne by investors individually making a small series of purchases.

   --By investing in the Fund through an Individual Retirement Account
     ("IRA"), Self-Employed Individual Retirement Plan ("Keogh Plan"), or corporate retirement plan, investors can obtain tax-shelter for a portion of their current income and tax deferral of the earnings on their investment. See "Qualified Retirement Plans" at page 12.

   --Investors will be free to redeem their shares at any time at the next determined net asset value. See "How You Can Sell Your Fund Shares" at page 9 and "Qualified Retirement Plans" at page 12.

                           SUMMARY OF FUND EXPENSES

   The following information concerning shareholder transaction expenses and annual Fund operating expenses was developed for use by all mutual funds to aid investors in understanding the various expenses that are borne directly or indirectly by the Fund. It should be noted that the long term investor in the Fund may pay more through the distribution fees described below than the economic equivalent of the maximum front-end sales charges permitted by the Rules of the National Association of Securities Dealers.

 Shareholder Transaction Expenses
Maximum Sales Load Imposed on Purchases(1) (as a percentage of offering price) ...............     None
Maximum Sales Load Imposed on Reinvested Dividends (as a percentage of offering price)  ......     None
Deferred Sales Load (as a percentage of original purchase price or redemption proceeds, as
  applicable) ................................................................................     None
Redemption Fees (as a percentage of amount redeemed, if applicable)  .........................     None
Exchange Fees  ...............................................................................     None
Annual Fund Operating Expenses
  (as a percentage of average net assets)
Management Fees(2) ...........................................................................     0.75%
Asset Based Sales Charges
  (12b-1 Fees)(3) ............................................................................     0.40%
Shareholder Servicing Fees(4).................................................................     0.25%
Administration and Accounting Fees  ..........................................................     0.20%
Other Expenses  ..............................................................................     0.46%
Total Fund Operating Expenses  ...............................................................     2.06%


------
(1) Janney has agreed to waive the front-end sales charge of 3% for all new share purchases.

(2) Addison has agreed to pay Janney an amount equal to .25% of the Fund's average net assets for Janney's efforts in selling the shares of the Fund.

(3) Janney receives total payments for distribution of Funds shares in an amount equal to .65% of the Fund's average net assets. Of this amount, .40% is received from the Fund under the Compensation Plan and .25% is received from Addison. Janney distributes this fee to brokers for promoting sales of Fund shares. The NASD imposes a maximum limit on asset based charges for funds with a 12b-1 fee of 6.25% of new sales, plus interest.

(4) 100% of the Servicing Fees are retained by Janney for continuous personal service, such as responding to shareholder inquiries, quoting net asset values, and attending to other shareholder matters, including shareholder account maintenance.

   THE FOLLOWING EXAMPLE ILLUSTRATES THE EXPENSES THAT ARE PAID ON A $1,000 INVESTMENT OVER VARIOUS TIME PERIODS ASSUMING (1) A 5% ANNUAL RATE OF RETURN AND (2) REDEMPTION AT THE END OF EACH TIME PERIOD. AS NOTED ABOVE, THE FUND CHARGES NO REDEMPTION FEES OF ANY KIND.

                                                     1 year     3 years     5 years     10 years
                                                    --------   ---------    ---------   ----------
You would pay the following expenses on a $1000
  investment assuming (1) 5% annual return and
  (2) redemption at the end of each period: .....     $21         $65         $111        $239

   THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

                             FINANCIAL HIGHLIGHTS

   The table below sets forth certain information concerning the investment results of the Fund. The following information for each of the five years in the period ended June 30, 1995 has been audited by Tait, Weller & Baker, independent certified public accountants, whose report thereon appears with the Fund's financial statements included in the Statement of Additional Information.

  FINANCIAL HIGHLIGHTS (FOR A FUND SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                       Year      Year      Year     Year     Year      Year       Year       Year
                                      Ended     Ended     Ended    Ended    Ended     Ended      Ended      Ended    9/15/86* to
                                     6/30/95   6/30/94   6/30/93  6/30/92  6/30/91   6/30/90    6/30/89    6/30/88     6/30/87
                                     -------   -------   -------  -------  -------   -------    -------    -------     -------

Net asset value at beginning of
  period .........................   $20.45    $22.69    $19.64    $18.90    $18.17    $16.45    $14.62     $16.21     $12.75
                                     ------    ------    ------    ------    ------    ------    ------     ------     ------
Income from Investment Operations
Net investment income ............      .22       .21       .24       .26       .22       .22       .42        .21        .13
Net realized and unrealized gains
  (losses) on investments ........     3.77      (.76)     3.72      1.57       .74      1.71      1.79      (1.62)      3.35
                                     ------    ------    ------    ------    ------    ------    ------     ------     ------
 Total from investment operations      3.99      (.55)     3.96      1.83       .96      1.93      2.21      (1.41)      3.48
                                     ------    ------    ------    ------    ------    ------    ------     ------     ------
Less Distributions
Dividends from net investment
  income .........................     (.20)     (.23)     (.24)     (.27)     (.23)     (.21)     (.38)      (.17)      (.02)
Distributions from capital gains .    (1.32)    (1.46)     (.67)     (.82)       --        --        --       (.01)        --
                                     ------    ------    ------    ------    ------    ------    ------     ------     ------
 Total distributions .............   (1.52)     (1.69)     (.91)    (1.09)     (.23)     (.21)     (.38)      (.18)      (.02)
                                     ------    ------    ------    ------    ------    ------    ------     ------     ------
Net asset value at end of period .   $22.92    $20.45    $22.69    $19.64    $18.90    $18.17    $16.45     $14.62     $16.21
                                     ======    ======    ======    ======    ======    ======    ======     ======     ======
 Total return (1) ................    21.11%    (2.73)%   20.98%     9.93%     5.40%    11.70%    15.37%     (8.64%)    34.25%(3)
Ratios/Supplemental Data
Net assets at end of period (in
  000's) .........................   $38,506  $36,171   $37,621   $31,243   $28,744   $29,037   $26,953    $25,843    $26,318
Ratio of expenses to average net
  assets .........................      2.06%   22.06%    22.13%    22.12%    22.34%    22.21%     2.30%(2)   2.24%(2)  1.50%(2)(3)
Ratio of net income to average net
  assets .........................      1.03%    1.00%     1.14%     1.32%     1.24%     1.20%     2.26%(2)   1.47%(2)  1.82%(2)(3)
Portfolio turnover rate ..........     42.82%   43.26%    30.01%    57.34%    57.52%    68.97%    52.39%     63.12%    25.20%

------
* Initial public offering date

(1) Assumes an initial investment made at the net asset value last calculated on the business day before the first day of each fiscal year and does not reflect sales loads or account fees.

(2) Prior to reimbursement of expenses by Janney and the Adviser, the ratio of expenses to average net assets on an annualized basis was 2.45%, 2.49% and 3.16% for 1989, 1988 and 1987, respectively, and the ratio of net investment income to average net assets on an annualized basis was 2.11%, 1.22% and 0.16% for 1989, 1988 and 1987, respectively.

(3) Annualized.

                 THE FUND'S INVESTMENT OBJECTIVE AND POLICIES

   The Fund's objective will be long-term capital appreciation. The Fund's adviser, Addison Capital Management Company (the "Adviser"), believes that this objective can best be met through the purchase of equity securities that appear to be undervalued. A security may be undervalued because of many factors, including but not limited to investor apathy, market decline within an industry group, poor industry conditions, tax-loss selling or other factors that may provide buying opportunities at attractive prices relative to the long-term prospects for the securities in question. Such securities are usually characterized by low price to earnings ratios relative to standard indices, such as the Standard & Poor's 500 index, or low price to earnings ratios relative to the relevant industry grouping. There can be no assurance that the Fund's investment objective will be achieved. Fund shares will fluctuate in value as a result of changes in value of portfolio investments.

   The Adviser intends to invest in securities which are undervalued due to investor apathy, earnings declines, or other adverse developments where the Adviser believes these developments have abated. It believes that such securities are likely to provide a greater return than securities with prices that appear to reflected anticipated favorable developments because the latter are subject to much greater correction should any unfavorable developments occur. Although the Fund will invest primarily in dividend-paying companies, the Fund may from time to time invest in securities that pay no dividends or interest.

   The Fund will invest primarily in common stock, but may also invest in debt instruments, preferred stock and convertible securities. Investments in stock may include purchases of securities of closed-end investment companies provided that, immediately after any such purchase, not more than 10% of the Fund's total assets will be invested in such securities.

   Debt instruments held by the Fund may include money market instruments, such as securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements secured thereby, bank certificates of deposit and bankers' acceptances issued by banks having net assets of at least $1 billion as of the end of their most recent fiscal year, commercial paper which at the date of the investment is rated at the highest grade by Standard & Poor's Corporation (A-1), by Moody's Investors Service, Inc. (P-1) or by Fitch's Investor's Service (F-1), or, if not rated, is issued by a company which at the date of investment has an outstanding issue rated A or better by Standard & Poor's or Moody's, and other long and short-term debt instruments which are rated A or higher by Standard & Poor's or Moody's, including corporate bonds, debentures and notes, and bonds and notes issued by state and local governments and governmental entities. In periods of market decline, the Fund expects to continue its policy of seeking investments in equity securities that appear undervalued rather than building cash reserves.

   The Fund may purchase securities traded both on recognized securities exchanges and in the over-the-counter market. While the Fund may invest in some foreign securities, investments in foreign securities that are not traded on the New York Stock Exchange, the American Stock Exchange or the NASDAQ National Market System will constitute less than 10% of the Fund's portfolio. The Fund's investments in securities of foreign companies may involve greater risks than are present in domestic investments. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards. The Fund will consider possible political and financial instability abroad, as well as the liquidity and volatility of foreign investments.

   When cash is temporarily available, the Fund may invest in repurchase agreements. A repurchase agreement is an agreement under which either U.S. government obligations or high quality debt securities are acquired from a securities dealer or bank subject to resale at an agreed upon price and date. The securities will be held for the Fund by its Custodian as collateral until retransferred and will be supplemented by additional collateral (without cost to the Fund) if necessary to maintain a total value equal to or in excess of the value of the repurchase agreements. The Fund will not enter into repurchase agreements of more than seven days' duration if more than 10% of its net assets would be invested in such agreements and other illiquid investments. The Fund will bear a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. The Adviser, with the approval of the Fund's Board of Directors, will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy or insolvency during the term of the agreement.

   The timing of purchases and sales of the Fund's portfolio securities will be made primarily on the investment merits of such securities. Only secondarily will such timing be influenced by whether any gain from such transactions would be classified as short-term or long-term for tax purposes.

                      THE FUND'S INVESTMENT LIMITATIONS

   Under the Fund's fundamental policies, which cannot be changed except by vote of a majority of the Fund's outstanding shares, the Fund may not:

       1. Borrow money, except for temporary purposes in an aggregate amount not to exceed 5% of the value of its total assets at the time of borrowing. Although not a fundamental policy subject to shareholder approval, the Fund intends to repay any money borrowed before any additional portfolio securities are purchased.

       2. Mortgage, pledge or hypothecate any of its assets, except to secure permitted borrowings up to 5% of the value of its total assets at the time of borrowing.

       3. Invest more than 5% of its total assets (taken at market value at the time of the purchase) in securities of any one issuer, other than the U.S. Government or its agencies and instrumentalities, or buy more than 10% of the voting securities or more than 10% of all the securities of any issuer.

       4. Invest more than 5% of its total assets (taken at market value at the time of the purchase) in securities of companies that, including their predecessors, have been in operation for less than three years or in equity securities that are not readily marketable.

   See the Fund's Statement of Additional Information for a listing of other investment limitations.

                        HOW YOU CAN INVEST IN THE FUND

   You may purchase Fund shares through any Janney broker. See "What Shares Will Cost" at page 8. Documents available from your Janney broker should be completed if you invest in Fund shares through an IRA, Keogh Plan or corporate retirement plan.

   The minimum initial investment in the Fund for each account will be $1,000. However, the initial investment in an IRA account established on behalf of a non-working spouse of a shareholder who has an IRA invested in the Fund requires a minimum amount of only $250. The minimum investment of each purchase of additional shares, including purchases of shares through the Fund's Pre-authorized Check Plan, and plans involving transfers from other financial institutions, will be $50. In addition, once an account is established, the minimum amount for subsequent investment will be waived if an investment in an IRA or similar plan is the maximum amount permitted under the Internal Revenue Code. You should always furnish your shareholder account number when making additional purchases of Fund shares.

   There are three ways you can invest in the Fund:

       1. Through Your Janney Broker.

       Fund shares may be purchased through any Janney broker. Each will be pleased to explain to you the shareholder services available from the Fund, and answer any questions you may have. After you have initially purchased Fund shares, you can order additional Fund shares from your Janney broker in person, by telephone or by mail. An order placed with Janney on behalf of an IRA or Keogh Plan that is sponsored by Janney and that is being opened at the same time that the order is placed, will not be transmitted to the Fund until Janney receives a check for the amount of the purchase. Other investors must make payment within three business days of their order.

       2. Through the Pre-authorized Check Plan and Other Transfers of Funds from Financial Institutions.

       Once you are a Fund shareholder, you can make additional investments through the Fund's Pre-authorized Check Plan for convenient automatic monthly investments. In addition, certain financial institutions may allow you to request the automatic transfer of $50 or more on a monthly basis to Provident National Bank, custodian for the Fund (the "Custodian"), for investment in shares of the Fund.

       3. Open Account Program.

       If you do not elect otherwise on your application to purchase Fund shares, you are automatically enrolled in an Open Account Program. You may schedule your purchases to suit your personal requirements and you are not obligated in any way. As each payment is received by the Fund's Transfer Agent, full and fractional shares will be purchased at the next effective offering price and proper entry is made on the books of the Fund.

       The market value of the Fund's shares is subject to fluctuation. Before undertaking any plan for systematic investment, the investor should keep in mind that such a program does not assure a profit or protect against a loss in declining markets.

                            WHAT SHARES WILL COST

   Fund shares will be sold on each day on which the New York Stock Exchange (the "Exchange") is open. The shares of the Fund will be sold at their next determined net asset value. See "How Net Asset Value is Determined" at page
11. Prior to July 3, 1995, the Fund imposed a 3% sales charge payable to Janney on purchases of shares. This sales charge would decrease depending on the amount of purchase as set forth by the Fund. However, commencing July 3, 1995, Janney waived the payment of the 3% sales charge on purchases of Fund shares. The Board of Directors of the Fund determined that such waiver was appropriate to encourage sales of Fund shares, and has approved Janney's continuation of such waiver. Janney will not re-introduce this sales charge without the prior consent of the Board, including a majority of the "non-interested" directors as defined in the Investment Company Act of 1940.

   Except with respect to certain orders for Fund shares to be invested in an IRA (see "Qualified Retirement Plans" at page 12), orders accepted by Janney before the close of business of the Exchange on any day that the Exchange is open for business will be executed at the net asset value determined as of the close of the Exchange on that day. Orders accepted by Janney after the close of the Exchange will be executed at the offering price determined as of the close of the Exchange on its next trading day. Fund shares ordered through the Fund's Pre-authorized Check Plan will be purchased at the offering price determined on the close of business of the Exchange on the date in each month the Custodian draws a check on your account. Fund shares purchased through an automatic monthly transfer of funds from your account to the Custodian will be purchased at the net asset value determined at the close of the business of the Exchange on the respective dates such transfers are made. The Fund reserves the right to reject any order for Fund shares.

               HOW YOUR SHAREHOLDER ACCOUNT WILL BE MAINTAINED

   When you initially purchase Fund shares, an account will automatically be established for you. Any shares that you purchase or receive as a distribution from time to time will be credited directly to your account at the time of purchase or receipt. No certificates will be issued unless you specifically request them in writing, and no charge will be made for the issuance of certificates. Certificates will be issued in full shares only. No certificates will be issued for shares prior to 15 business days after purchase of such shares by check unless the Fund can be reasonably assured during that period that payment for the purchase of such shares has been collected.

                      HOW YOU CAN SELL YOUR FUND SHARES

   There are two ways you can sell and receive cash for your Fund shares. First, you may give your Janney broker an order for repurchase of your shares. At its discretion, Janney will transmit your order to the Fund for processing as a redemption request or repurchase your shares itself. Janney will not impose any charge or fee for transmitting a redemption request to the Fund or for repurchasing your shares. Second, if you hold your Fund shares in certificate form, or if you do not hold Fund shares in a Janney account, you may send a written request for redemption to Addison Capital Shares, Inc., c/o Provident Financial Processing Corporation, P.O. Box 8950, Wilmington, DE 19899.

   Upon receipt by the Transfer Agent or Janney of a request for redemption or a repurchase order in "good order" as described below, you will be sent a check equal to the amount of the net asset value of the redeemed shares next determined after the redemption request or repurchase order has been received. If the request for redemption is received by the Transfer Agent or Janney before the close of business of the Exchange, the Shares will be redeemed or repurchased at the net asset value per share determined at the close of the Exchange on that day. Requests for redemption received by the Transfer Agent or Janney after the close of business of the Exchange or on a day when the Exchange is not open for business will be executed at the net asset value determined at the close of the Exchange on its next trading day.

   Your check normally will be forwarded promptly after redemption. However the Fund reserves the right to take up to seven days to make payment if, in the judgment of the Adviser, the Fund could be adversely affected by immediate payment. The proceeds of your redemption or repurchase may be more or less than your original cost. If the shares to be redeemed or repurchased were paid for by check (including certified or cashier's checks) within 15 business days of the redemption or repurchase request, the proceeds may not be disbursed unless the Fund can be reasonably assured that the check has been collected.

   A redemption or repurchase request will be considered to be received in "good order" only if:

       1. You have indicated in writing the number of shares to be redeemed and your shareholder account number.

       2. The written request is signed by you and by any co-owner of the account with exactly the same name or names used in establishing the account.

       3. The written request is accompanied by any certificates representing the shares that have been issued to you, and you have endorsed the certificates for transfer or an accompanying stock power exactly as the name or names appear on the certificates.

       4. The signatures on the written redemption request and on any certificates for your shares (or an accompanying stock power) have been guaranteed by a national bank, a state bank (not including a savings bank) or a trust company, or by Janney, or by any other member firm of the New York, American, Boston, Midwest, Pacific or Philadelphia Stock Exchanges.

   Other supporting legal documents may be required from corporations or other organizations, fiduciaries or persons other than the shareholder of record making the request for redemption or repurchase. If you have a question concerning the sale of Fund shares, contact your Janney broker.

   The Fund reserves the right to suspend redemption or payment at times when the Exchange is closed (other than customary weekend or holiday closings) or during periods of emergency or other periods as permitted by the Securities and Exchange Commission. In the case of any such suspension, you may either withdraw your request for redemption or repurchase order or receive payment based upon the net asset value next determined after the suspension is lifted.

   Because of the high cost of maintaining small accounts, the Fund may elect to close any account with a current value of less than $500 by redeeming all of the shares in the account and mailing the proceeds to you. However, if the Fund so elects, you will be notified that your account is below $500 and will be allowed 60 days in which to make an additional investment in order to avoid having your account closed.

REDEMPTION IN KIND

   Although the Fund intends to redeem shares in cash, it reserves the right under certain circumstances to pay the redemption price in whole or in part by a distribution of securities from the Fund's portfolio.

   Redemption in kind will be made in conformity with applicable Securities and Exchange Commission rules, taking such securities at the same value employed in determining net asset value and selecting the securities in a manner the Fund determines to be fair and equitable.

   The Fund has also elected to be governed by Rule 18f-1 of the Investment Company Act of 1940 under which the Fund is obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of the Fund's net asset value during any 90-day period.

   Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders who receive securities and sell them could receive less than the redemption value of their securities and could incur certain transaction costs, including brokerage fees incurred in disposing of the securities received.

EXCHANGE PRIVILEGE

   Shares of the Fund may be exchanged for shares of the Janney Montgomery Scott ("JMS") Money Market Fund portfolios. Shares of the Fund and the JMS Money Market Fund portfolios are exchanged at their respective net asset values. The JMS Money Market portfolios do not presently impose any sales charges. Further information concerning this privilege is contained in the Fund's Statement of Additional Information.

                      HOW NET ASSET VALUE IS DETERMINED

   Net asset value per Fund share will be determined by dividing the value of the total assets of the Fund, less liabilities, by the number of shares outstanding. Net asset value will be determined daily, as of the close of the Exchange on its customary business days. Securities owned by the Fund for which market quotations are readily available will be valued at current market value, or, in their absence, at fair value as determined by the Fund's Board of Directors.

                  DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

   The Fund intends to declare dividends out of its net investment income to shareholders twice a year. The Fund also intends to distribute to shareholders substantially all net long-term and short-term capital gains realized on portfolio securities after the end of its fiscal year and the calendar year, in which the gains are realized. Shareholders may elect to:

       1. Receive both dividend and capital gains distributions in shares;

       2. Receive dividends in cash and capital gains distributions in shares;
   or

       3. Receive both dividends and capital gains distributions in cash.

   Such an election may be made by completing the section entitled "Subsequent Investments/Dividends and Distributions" in the Share Application located at the back of this Prospectus. If no election is made, both dividends and capital gains distributions will be credited to your account in additional shares at the net asset value of the shares determined at the close of the day following the record date for payment of the dividends and distributions. You may elect at any time to change your option by notifying in writing the Transfer Agent, who is also the dividend disbursing agent for the Fund.

           TAX STATUS OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

   The following discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement. New legislation, administrative changes, and court decisions may significantly change the conclusions expressed herein and may have a retroactive effect with respect to the transactions contemplated herein.

   No attempt has been made to present a detailed explanation of the federal, state, or local income tax treatment of the Fund or its shareholders. Accordingly, investors are urged to consult their tax advisors regarding specific questions as to federal, state, and local income taxes.

   The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As long as the Fund qualifies for this tax treatment, the Fund will be relieved of Federal income tax on amounts distributed to shareholders. The Code requires, among other things, that the Fund distribute each year at least 90% of its investment company taxable income. The Fund also intends to make sufficient distributions prior to the end of each calendar year to avoid liability for Federal excise tax. For additional information, please see the Fund's Statement of Additional Information.

   Distributions to shareholders of net investment income of the Fund and of net short-term capital gains of the Fund will be taxable to shareholders as ordinary income, whether such distributions are received in cash or in additional shares. Generally, to the extent attributable to dividends received by the Fund from domestic corporations, a portion of the Fund's distributions of net investment income will be eligible for the dividends received deduction for corporate shareholders.

   Distributions to shareholders of net capital gain of the Fund are taxable to shareholders as long-term capital gains, whether received in cash or additional shares, and regardless of how long a shareholder has held the shares.

   Dividends declared in October, November or December of a year and payable to shareholders of record on a specified date in such a month are deemed to be paid by the Fund and received by the shareholder on December 31 of such year, provided they are paid before February 1 of the following year.

   The price paid for a share of the Fund ordinarily includes an amount equal to any per share undistributed earnings and a proportionate amount of any undistributed capital gains realized in the Fund's investments. Any distribution of such earnings or gains after a purchase may in effect be a return of capital, but would nevertheless be subject to tax.

   Any gain or loss recognized on a sale or redemption of shares of the Fund by a shareholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be generally treated as a short-term capital gain or loss. However, if shares on which a net capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the long-term capital gain distribution.

   Shareholders will be advised annually as to the Federal income tax consequences of distributions made during the year. Shareholders are encouraged to consult with their tax advisors concerning the application of the rules set forth above to their particular circumstances, and also concerning the application of state and local taxes to an investment in the Fund. State and local tax consequences of an investment in the Fund may differ from the Federal income tax consequences described above.

                             SHAREHOLDER SERVICES
CONFIRMATIONS AND REPORTS

   You will receive after each purchase or sale a confirmation showing the particular transaction and the current status of your account. Reports will be sent to shareholders at least semiannually showing the Fund's portfolio and other information. An annual report containing financial statements audited by independent certified public accountants will also be sent to shareholders each year.

   Shareholder inquiries should be addressed to Janney Montgomery Scott Inc., 1801 Market Street, Philadelphia, PA 19103 (telephone in Philadelphia: (215) 665-6000; telephone outside Philadelphia: (800) 526-6397).

SYSTEMATIC WITHDRAWAL PLAN

   You may elect to make systematic withdrawals from your Fund account of a minimum of $50 on a monthly basis or $150 on a quarterly basis if you are purchasing or already own shares with a net asset value of $10,000 or more. Please contact Janney for further information.

                          QUALIFIED RETIREMENT PLANS

   An investment in Fund shares may be appropriate for IRAs, Keogh Plans, and corporate retirement plans. Investors who are considering establishing such a plan may wish to consult their attorneys or tax advisers with respect to individual tax questions. Janney can make available to you forms of self-directed IRAs, Keogh Plans, and corporate retirement plans.

   The Internal Revenue Code requires the custodian of any IRA to furnish each individual benefitting from an IRA with a copy of the governing instrument used to establish the IRA and a disclosure statement satisfying the requirements of regulations under Section 408 of the Internal Revenue Code no later than the earlier of the date of establishment or purchase of the IRA. If, however, the governing instrument and disclosure statement are not furnished to such individual at least seven days preceding the earlier of the date of purchase or establishment of the IRA, the individual must be permitted to revoke his IRA and receive a full refund for a period of seven days from the earlier of those dates. If the revocation period applies, Janney, as custodian of a Janney self-directed IRA will hold the individual's initial payment to his IRA in a suspense account until the expiration of the seven-day period. Thereupon, if the IRA has not been revoked, such payment will be applied to the purchase of Fund shares at the net asset value next calculated following such expiration date plus the appropriate sales charge. No interest will be paid on funds held in such suspense account. An order placed with Janney on behalf of a Janney self-directed IRA will not be transmitted to the Fund until Janney receives a check and completed IRA application.

   The option of investing in the retirement plans described above through regular payroll deductions may be arranged with Janney and your employer. Additional information with respect to these plans is available upon request from any Janney broker.

                            MANAGEMENT OF THE FUND

   The Fund's Board of Directors have overall responsibility for the operation of the Fund.

   The Fund's officers are responsible for the operation of the Fund under the supervision of the Board of Directors. The directors and officers of the Fund, their principal occupations during the past five years and other business affiliations are set forth below. An asterisk (*) indicates directors who are "interested persons" of the Fund as defined by the Investment Company Act of 1940. Mr. Meyer, a director of the Fund, is the uncle of Mr. Cheston, the Fund's President.

                                      Position(s) Held                          Principal Occupation
Name and Address                       With the Fund                           During Past Five Years
--------------                         -------------                           ----------------------
Radcliffe Cheston* .......   President, Chief Executive                President, Treasurer and Director of Addison
  1608 Walnut Street         Officer and Director                      Capital Management Company since May 1990;
  Philadelphia, PA                                                     Vice President, Treasurer and Secretary of
                                                                       Addison Capital Management Company and general
                                                                       partner of its predecessor since January 1984.

Rudolph C. Sander* .......  Chairman of the Board and                  Chairman of the Board and Chairman of the Executive
  1801 Market Street        Director                                   Committee of Janney Montgomery Scott Inc.
  Philadelphia, PA

Margaret M. Healy ........  Director                                   Interim President, Rosemont College, June 1,
  Rosemont College                                                     1995 - Present; Lecturer in Philosophy, Bryn
  Rosemont, PA                                                         Mawr College, 1978-present; Director,
                                                                       Independence Capital Group of Funds
                                                                       (registered investment companies).

                                      Position(s) Held                          Principal Occupation
Name and Address                       With the Fund                           During Past Five Years
--------------                         -------------                           ----------------------

Charles A. Meyer .........           Director                          Retired Senior Vice President of Sears,
  135 S. LaSalle St.                                                   Roebuck & Co.; Director of Dow Jones Inc. and
  Chicago, IL                                                          Gillette Co.; Assistant Secretary of State for
                                                                       Inter-American Affairs from 1969 to 1973.

Charles E. Mather, III ...           Director                          President and Director of Mather & Co.
  226 Walnut Street                                                    (insurance brokers); Director of American
  Philadelphia, PA                                                     Shipbuilders and Shipowners Mutual Assurance
                                                                       Company and Christiana Bank & Trust (a state
                                                                       chartered bank not a member of the Federal
                                                                       Reserve Board); Director and President of Finance Company
                                                                       of Pennsylvania (a registered investment company).

Charles J. Sullivan ......           Vice President                    Senior Vice President and
  1801 Market Street                                                   Director of Janney Montgomery Scott
  Philadelphia, PA                                                     Inc.

James Wolitarsky .........          Treasurer, Chief Financial         Senior Vice President, Treasurer and
  1801 Market Street                Officer and Chief                  Director of Janney Montgomery Scott Inc.
  Philadelphia, PA                  Accounting Officer


Fred W. Thomas ...........          Vice President                     Senior Vice President of Addison Capital
  1608 Walnut Street                                                   Management Company since May 1990; Director of
  Philadelphia, PA                                                     Research of Addison Capital Management Company
                                                                       from September 1989 through May 1990; Vice
                                                                       President of Abel/Noser Corp. from March 1984
                                                                       through August 1989.

James V. Kelly, CFA ......          Vice President                     Senior Vice President and Director of Addison
  1608 Walnut Street                                                   Capital Management Company since August 1992;
  Philadelphia, PA                                                     Vice President of Addison Capital Management
                                                                       Company since October 1990; President of
                                                                       Sysdicon Investment Counsel January 1989 to
                                                                       October 1990; Vice President and Chief Equity
                                                                       Investment Officer of Wilmington Trust Company
                                                                       January 1986 to January 1989.


                                      Position(s) Held                          Principal Occupation
Name and Address                       With the Fund                           During Past Five Years
--------------                         -------------                           ----------------------
James W. Jennings ........         Secretary                          Partner, Morgan, Lewis & Bockius LLP
  2000 One Logan Square
  Philadelphia, PA


   Pursuant to the Board of Directors' responsibility for Fund management, it has employed the Adviser to serve as the Fund's investment adviser. Subject to the overall supervision of the Board of Directors, the Adviser manages the investment affairs of the Fund and directs the investments of the Fund in accordance with its investment objective, policies and limitations. The Adviser manages the investment affairs of the Fund pursuant to an Investment Advisory Agreement between the Fund and the Adviser dated September 8, 1986 and approved by the Fund's sole shareholder, Janney, on August 13, 1986. The Investment Advisory Agreement was subsequently approved by the Fund's shareholders at a meeting on October 29, 1987. The Adviser is a wholly-owned subsidiary of Janney, which, in turn, is an indirect wholly-owned subsidiary of Penn Mutual Life Insurance Company. The Adviser's address is 1608 Walnut Street, Thirteenth Floor, Philadelphia, PA 19103.

   The Adviser is entitled to receive for its services a fee, calculated daily and payable monthly, at an annual rate of 0.75% of the average daily net assets of the Fund for the first $100 million of average net assets, 0.50% of average daily net assets exceeding $100 million but less than or equal to $250 million, and 0.25% of average net assets exceeding $250 million. The advisory fee is higher than that paid by most other mutual funds.

   For the fiscal year ended June 30, 1995, the Adviser received $269,708 in advisory fees from the Fund.

   The advisory fee may be reduced because of regulations in various states where Fund shares may be qualified for sale which impose limitations on the annual expense ratio of the Fund. For example, the Fund has qualified its shares for sale in California. Under California law the Fund's aggregate annual expenses may not exceed 2.5% of the first $30 million of its average daily net assets, 2% of the next $70 million of average daily net assets, and 1.5% of average daily net assets in excess of $100 million. Interest, taxes, capital items (including brokerage) and the distribution fee to be paid to Janney as described below will not be included in calculating aggregate annual expenses for this purpose. The Fund may also seek to qualify its shares in other jurisdictions which impose limitations on its expenses.

   If the purchase or sale of securities consistent with the investment policies of the Fund and one or more other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Fund and such other clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, will be subject to periodic review by the Fund's Board of Directors. Simultaneous transactions in the same securities by the Fund and other clients served by the Adviser may have an adverse effect upon the price or volume of securities available to the Fund.

   Under an Administration and Accounting Services Agreement between the Fund and Provident Financial Processing Corporation ("PFPC"), PFPC provides certain administrative and accounting services, including bookkeeping, record maintenance, and preparation of filings required by the Securities and Exchange Commission and federal and state tax authorities. PFPC's annual fees, payable monthly, for these services equal 0.10% of the Fund's average daily assets, with a minimum annual fee of $100,000 (a portion of which has been voluntarily waived since commencement of the Fund's operations). The Fund also reimburses PFPC for certain disbursements. These amounts do not include fees payable to the Transfer Agent and the Fund's Custodian for their services. PFPC is a wholly-owned subsidiary of the Custodian. For the year ended June 30, 1995, PFPC received fees of $9,910 for accounting services.

   Under a Services Agreement between the Fund and Janney, Janney provides office space to the Fund, oversees PFPC's performance of its duties under the Administration and Accounting Services Agreement, oversees the performance by the Custodian and Transfer Agent of their respective duties to the Fund and responds to shareholder inquiries, for an annual fee equal to 0.25% of the Fund's average daily net assets. This fee is in addition to the annual distribution fee which Janney will also receive from the Fund. See "The Fund's Distributor" below. Janney has waived payment of this fee since commencement of the Fund's operations through June 30, 1993. Commencing July 1, 1993, Janney began collecting this fee from the Fund. For the year ended June 30, 1995, Janney received services fees of $89,902.

   The total amount of the advisory services, financial accounting and management fees described above and distribution fees described below paid by the Fund during the fiscal year ended June 30, 1995 was 1.60% of the Fund's average daily net assets. In addition to such fees, the Fund incurs and pays the following types of expenses: taxes, expenses for legal and auditing services, the expense of preparing (including typesetting, printing and mailing) reports, prospectuses and notices to its shareholders, the cost of printing stock certificates, fees and disbursements of the Custodian, disbursements of PFPC, the expense of issuing and redeeming Fund shares, the cost of registering Fund shares under federal and state laws, shareholder meetings and related proxy solicitation expenses, the fees and out-of-pocket expenses of Directors who are not affiliated with Janney or the Adviser, insurance, interest, brokerage costs, legal, including any litigation, expenses, association membership dues, and other expenses properly payable by the Fund.

   The Fund uses a variety of brokers, including Janney, as broker for agency transactions in listed and over-the-counter securities at commission rates and under circumstances consistent with the policy of best execution. Janney received $6,713 in brokerage commissions from the Fund during the fiscal year ended June 30, 1995.

                            THE FUND'S DISTRIBUTOR

   Janney is the distributor of the Fund's shares whose principal business address is shown on the cover of this Prospectus.

   The Underwriting Agreement between Janney and the Fund obligates Janney to pay certain expenses in connection with the offering of Fund shares, including sales commissions to its brokers. Under the Underwriting Agreement, as well as a distribution plan adopted by the Fund's Board of Directors (the "Compensation Plan"), Janney will also pay for the printing and distribution of prospectuses and periodic reports used in connection with the offering of Fund shares to prospective investors and for supplementary sales literature and advertising costs. The Compensation Plan and the Underwriting Agreement provide that the Fund will compensate Janney for these expenses by paying Janney an annual distribution fee equivalent to 0.65% of the Fund's average daily net assets. However, commencing July 1, 1993, Janney waived a portion of this fee equal to 0.25% of the Fund's average daily net assets. The Board of Directors of the Fund determined that such a waiver was appropriate in view of Janney's decision to commence collecting the service fee described above under "Management of the Fund". The distribution fee is computed daily and paid monthly, and is in addition to the Adviser's fee and Janney's fee, if any, for other services described under "Management of the Fund" above. For the year ended June 30, 1995, Janney received distribution fees of $143,844. As set forth above under "What Shares Will Cost", Janney commencing on July 3, 1995, has waived the payment of a 3% sales charge on purchases of Fund shares. At the same time, the Adviser agreed to pay Janney an amount equal to .25% of the Fund's average net assets out of said Adviser's own assets. The Board of Directors of the Fund determined that in order to encourage sales of Fund shares, it is reasonable to permit the Adviser to use its own assets to pay Janney for its distribution efforts and to permit Janney to waive sales charges on purchases of new funds shares, and has approved Janney's continuation of such waiver.

   At any given time, Janney may incur expenses in distributing shares of the Fund which are in excess of the total payments made by the Fund pursuant to the Compensation Plan. For example, Janney may conduct sales promotions and, from its own resources, pay additional consideration or other incentives in the form of cash or other compensation (such as merchandise or trips) to its own representatives. Because there is no requirement under the Plan that Janney be reimbursed for all its expenses or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Any cumulative expenses incurred by Janney but not yet recovered through distribution fees may or may not be recovered through future distribution fees. Thus, Janney's actual distribution expenditures in a given year may be less than the Plan payments it receives from the Fund for that year, and no effect will be given to previously accumulated distribution expenditures in excess of the Plan payments borne by Janney out of its own resources in other years. The Fund's Compensation Plan is classified as a "compensation plan" because it will pay the distribution fee regardless of the actual distribution expenses. To the extent that the fee under the Plan exceeds the actual distribution expenses of Janney (which has not occurred to date), any excess should be considered direct compensation to Janney.

   To date the fees under the Plan have not fully reimbursed Janney for the distribution expenses it incurred. In later years, the distribution fee may exceed Janney's distribution expenses. The Fund is not obligated under the Compensation Plan and the Underwriting Agreement to reimburse Janney for the excess of distribution expenses incurred in any one year over the amount of the distribution fee actually paid, or to reimburse Janney in a later year for any part of the amount of the distribution fee owed in a prior year but not paid because the amount of such expenses exceeded expense ceilings imposed by state regulations. In the event that the Fund later offers shares in other portfolios and uses Janney to distribute such shares, the distribution fee herein described may be used by Janney to finance distribution of such shares.

                          DESCRIPTION OF FUND SHARES

   The Fund has authorized capital of two billion shares of common stock, par value $0.001. Each share will be entitled to one vote for the election of directors and on any matter submitted to a shareholder vote. Fractional shares will have fractional voting rights. Voting rights will not be cumulative. In the opinion of Morgan, Lewis & Bockius LLP, counsel for the Fund, the shares are exempt from existing personal property taxes in Pennsylvania.

   Pursuant to the Maryland General Corporation Law, the Fund is not required to hold annual meetings of shareholders unless the Investment Company Act of 1940 requires action by the shareholders to elect members of the Board of Directors under certain circumstances.

   The Fund's Articles of Incorporation authorize the Board of Directors, without shareholder approval (unless otherwise required by applicable law), to:
(i) sell and convey the Fund's assets to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding Fund shares to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (ii) sell and convert the Fund's assets into money and, in connection therewith, to cause all outstanding Fund shares to be redeemed at their net asset value; or (iii) combine the Fund's assets with the assets belonging to another portfolio of the Fund hereafter organized if the Board of Directors reasonably determines that such combination will not have a material adverse effect on the shareholders of the Fund and such other portfolio and, in connection therewith, to cause all outstanding Fund shares to be redeemed or converted into shares of another class of the Fund's capital stock at net asset value. The exercise of such authority by the Board will be subject, however, to the provisions of the Investment Company Act of 1940, including Section 13(a)(4) of that Act which prohibits an investment company from changing the nature of its business so as to cease being an investment company without the authorizing vote of a majority of its outstanding voting securities.

                                TRANSFER AGENT

   Provident Financial Processing Corporation, P.O. Box 8950, Wilmington, DE 19899, serves as transfer agent and dividend disbursing agent for the Fund.

                            SHAREHOLDER INQUIRIES

   Shareholder inquiries may be made by calling Janney at the telephone number shown on the cover page of this Prospectus.

                        IF YOU WANT TO START A MONTHLY
                              INVESTMENT PROGRAM
-----------------------------------------------------------------------------
o Complete both parts of the bank draft authorization in the panel to the right
o  Complete the Account Application on the next page
o  Send

   [ ] A check made out for the total amount of your initial investment

       and

   [ ] a blank check marked "void" to:

     PROVIDENT FINANCIAL PROCESSING CORPORATION
     C/O ADDISON CAPITAL SHARES, INC.
     P.O. BOX 8950
     WILMINGTON, DE 19899

(The blank check marked "void" is required because the Transfer Agent must obtain, and retain in its records, an exact replica of the coding at the bottom of the voided check so that it can arrange through appropriate bank channels monthly withdrawals from your check account.)


COMPLETE, DETACH AND MAIL WITH
COMPLETE SHARE APPLICATION

                        TO BEGIN BANK DRAFT INVESTING
                        THROUGH YOUR CHECKING ACCOUNT

                         (PRE-AUTHORIZED CHECK PLAN)

I hereby authorize PNCBank to draw $_______________ from my checking account monthly, beginning with the 20th day of _______________ to be used to purchase shares of Addison
  (month)
Capital Shares, Inc. for my account through the

------------------------------------------------------------
    Name of Bank, Branch Name and Number (if any)

------------------------------------------------------------
              Address of Bank or Branch

------------------------------------------  ----------------
                                            (Routing symbol)

This authorization is subject to the provisions on the reverse side. Name(s) ____________________________________

Street ___________________________________________________

City ____________________________ State ____   Zip _______

NOTE: PLEASE ENCLOSE A BLANK CHECK MARKED "VOID"

-----------------------------------------------------------------------------
                      AUTHORIZATION TO HONOR BANK DRAFTS
                                   DRAWN BY
                                   PNCBANK

To: _________________________________________________________________________
                     (Print Bank Name and Branch, if any)

_____________________________________________________________________________
                                (Bank Address)

_____________________________________________________________________________

For my convenience, I hereby request and authorize you to pay and charge to my account checks drawn on my account by, and payable to the order of, PNCBank. I agree that while this authorization remains in effect (1) your rights in respect to each such check shall be the same as if it were signed personally by me, (2) you shall be fully protected in honoring any such check and (3) if any such check be dishonored, with or without cause, and whether inadvertently, you shall be under no liability whatsoever.

This authorization shall remain in effect until you receive written revocation signed by me.

_____________________________________________________________________________
            (Print Name of Depositor(s) As Shown On Bank Records)

_____________________________________________________________________________
                            (Checking Account No.)

_____________________________________________________________________________
(Date)                       (Signature of Depositor As Shown On Bank Records)

                           BANK DRAFT AUTHORIZATION

The authorization on the reverse side is subject to the following provisions:

1. PNCBank shall collect the amount specified from the investor's personal checking account, as authorized on the reverse side, by drawing checks on such accounts to its own order.

2. Checks will be drawn once each month. The cancelled checks will constitute receipts for such amounts.

3. The privilege of making deposits under this service may be revoked by PNCBank without prior notice if any check is not paid upon presentation. PNCBank shall be under no obligation to notify the investor as to the non-payment of any check.

4. This service may be discontinued by the investor by written notice to PNCBank, which is received at least ten business days prior to the collection date or at any time by PNCBank upon thirty days' written notice prior to any collection date.

When this card has been completed, please mail to:

    PROVIDENT FINANCIAL PROCESSING CORPORATION
    C/O ADDISON CAPITAL SHARES, INC.
    P.O. BOX 8950
    WILMINGTON, DE 19899

Please enclose a voided blank check.

                          INDEMNIFICATION AGREEMENT

To: BANK NAMED ON THE REVERSE SIDE.

Your depositor executing the authorization on the reverse side is purchasing shares of Addison Capital Shares, Inc. (the "Fund"), a mutual fund for which PNCBank is custodian, and has authorized Provident to collect the amounts indicated for investment from his or her personal checking account by drawing checks on such account to its order. In consideration of your compliance with such depositor's request that you pay and charge to his or her account checks drawn on such account by, and payable to the order of PNCBank, Janney Montgomery Scott Inc. ("Janney"), distributor for the Fund, hereby agrees:

1. To indemnify and hold you harmless from any loss you may suffer resulting from or in connection with the execution and issuance of any check, whether or not genuine, purporting to be drawn by or on behalf of and payable to PNCBank on the account of your depositor executing the authorization on the reverse side and received by you in the regular course of business through normal banking channels for the purpose of payment, including any costs or expenses reasonably incurred in connection with such loss, but excepting any loss due to your payment of any check drawn against insufficient funds.

2. In the event that any such check shall be dishonored, whether with or without cause, and whether intentionally or inadvertently, to indemnify you and hold you harmless from any loss resulting from such dishonor, including the costs and reasonable expenses.

                     Janney Montgomery Scott Inc.
                     by Norman T. Wilde, Jr., President

Authorized by a resolution adopted by the Board of Directors of Janney Montgomery Scott Inc.

SEE PRECEDING PAGE
FOR INSTRUCTIONS TO
START A MONTHLY
INVESTMENT PROGRAM.

                         ADDISON CAPITAL SHARES, INC.
                              SHARE APPLICATION

Send Completed Application to: ADDISON CAPITAL SHARES, INC., c/o JANNEY MONTGOMERY SCOTT INC.,
                               2 BALA CYNWYD PLAZA, BALA CYNWYD, PA 19004
___________________________________________________________________________________________________________________________________
ACCOUNT REGISTRATION

                                                                                          _     _
Owner (print)      |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|       |_|_|_|_|_|_|_|_|_|_|_|
                                                                                Owner's Social Security Number
                                                                                             or
                                                                                          _
Co-owner (if any)  |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|       |_|_|_|_|_|_|_|_|_|_|_|
                                                                                        Tax ID Number

Street Address     |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|       [ ] Exempt from Backup Withholding (For
                                                                                       Instructions, see Step 3 on last page)

                   |_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
                   City                  State                      Zip Code

*If joint registration is indicated, both must sign and the registration will be as joint tenants with right of survivorship and not as tenants in common, unless otherwise specifically stated.
___________________________________________________________________________________________________________________________________

SUBSEQUENT INVESTMENTS/DIVIDENDS AND DISTRIBUTIONS -- Minimum initial investment is $1,000; thereafter $50. I enclose a check in the amount of $_______,
[ ] I intend without obligation, to make additional investments in the amount of $_______.
Dividend and other distributions election: (please check applicable box; if no box checked, you will be deemed to have checked box 1):
[ ] 1. All dividends and distributions of realized securities profits shall be accepted in additional shares at net asset value.
[ ] 2. All dividends shall be paid to me in cash and all distributions of realized securities profits will be accepted in additional shares at net asset value.
[ ] 3. All dividends and distributions of realized securities profits shall be paid to me in cash.
___________________________________________________________________________________________________________________________________

SYSTEMATIC WITHDRAWAL PLAN: Minimum required investment is $10,000.
[ ] Monthly [ ] Quarterly    $______ Starting the     of      Month    Year
___________________________________________________________________________________________________________________________________

APPLICANT(S) SIGNATURE(S) Sign below exactly as printed in Account Registration:
Under penalties of perjury, I certify (1) that the number shown on this form is my correct taxpayer identification number, and
(2) that I am not subject to backup withholding because (a) I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (b) the Internal Revenue Service has notified me that I am no longer subject to backup withholding. If you have been notified by the IRS that you are currently subject to backup withholding, strike out phrase (2).

We hereby certify that each of the persons listed below has been duly elected, is now legally holding the office set opposite his name and has the authority to make this authorization.

Citizenship: [ ] U.S. [ ] Other _____ Telephone No. (____) ___________. Please print titles below if signing for a busines or trust.
                                                       (Please provide)
X __________________________________________________________     _________________________________________________________________
                                 (Signature)                                  (President, Trustee, General Partner or Agent)

X __________________________________________________________     _________________________________________________________________
                                 (Signature)                          (Co-owner, Secretary of Corporation, Co-trustee, etc.)

___________________________________________________________________________________________________________________________________


MUST BE COMPLETED BY DEALER
                                                             _________________Dealer's Name and Address:________________
|_|_|_|_|_|_|   |_|_|_|_|_|_|  |_|_|_|_|_|_|                |                                                           |
Invoice Date    No. of Shares   Trade Date                  |                                                           |
                                                            |                                                           |
|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|               |                                                           |
   Representative's Last Name and Number                    |                                                           |
                _       _                                   |                                                           |
         |_|_|_|_|_|_|_|_|_|_|_|_|                          |                                                           |
 (Area Code) Representative's Phone Number                  |                                                           |
                                                            |                                                           |
|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|               |                                                           |
     Dealer Branch        Branch Number                     |                                                           |
                                                            |                                                           |
_____________________________________________               |___________________________________________________________|
      Authorized Signature of Dealer


               INFORMATION PERTAINING TO THIS LETTER OF INTENT

   Subject to conditions specified below, each purchase during the 13-month period subsequent to the effective date of this application will be made at the public offering price applicable to a single transaction of the dollar amount indicated, as described in the then effective prospectus. The offering price may be further reduced under Rights of Accumulation if the shareholder's Janney broker is advised of any shares previously purchased and still owned. I understand that I may at any time during the period revise upward my stated intention by submitting a written request to this effect. Such revision shall provide for the escrowing of additional shares. The original period of the Letter, however, shall remain unchanged. Each separate purchase made pursuant to the Letter is subject to the terms and conditions contained in the prospectus in effect at the time of that particular purchase. It is understood that I make no commitment to purchase shares, but that if purchases are so made within thirteen months from this date do not aggregate the amount specified, I will pay the increased amount of sales charge prescribed in the terms of escrow. I must make specific reference to this Letter of Intent in placing each future order for shares while this Letter is in effect. This cancels and supersedes any previous instructions which I may have given inconsistent with the above. I have received a copy of the current prospectus of the Fund.

                               TERMS OF ESCROW

   1. To assure compliance with provisions of the Investment Company Act of 1940, out of the initial purchase (or subsequent purchase if necessary) 5% of the dollar amount indicated on the reverse side hereof will be held in escrow in the form of shares (computed to the nearest full share at the applicable public offering price) registered in the purchaser's name. These shares will be held by the Fund's Custodian and be subject to the terms of escrow.

   2. If total purchases pursuant to this Letter equal the amount specified at the expected aggregate purchases, escrow shares will be released from restriction.

   3. If the total purchases pursuant to this Letter are less than the amount specified, the purchaser shall remit to Janney Montgomery Scott Inc. ("Janney") an amount equal to the difference between the dollar amount of sales charge actually paid and the amount of sales charge which would have been paid on the total purchases if all such purchases had been made at a single time. If Janney within 10 business days after request, does not receive said difference in sales charge, it will instruct the Fund's Custodian to redeem an appropriate number of escrow shares to realize such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to Janney for the difference. The remaining shares after the redemption will be deposited to his account unless otherwise instructed.

   4. The purchaser hereby irrevocably constitutes and appoints PNCBank, the Fund's Custodian, as attorney to surrender for redemption any or all shares on the books of the Fund, under the conditions previously outlined, with full power of substitutions in the premises.

                 REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

   As all dividends and/or capital gains distributions are reinvested at net asset value without sales commissions, shares acquired through reinvestment are not applied to this Letter of Intent.

                            REDUCED SALES CHARGES
                           (RIGHT OF ACCUMULATION)

   Reduced rates on large transactions are limited to purchases made by the following: An individual; or an individual, his spouse and their children under 21 purchasing securities for his (their) own account; or a trustee or other fiduciary purchasing securities for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee-benefit trust created pursuant to a Plan qualified under Section 401 of the Internal Revenue Code). Such rates are not allowable to a group of individuals whose funds are combined, directly or indirectly, for the purchase of securities or to a trustee, agent custodian or their representative of such a group.

                        PROVISION FOR PRICE ADJUSTMENT

   If total purchases made under this Letter of Intent and the Right of Accumulation are large enough to qualify for a lower sales charge than that applicable to the amount initially specified, an adjustment will be made at the expiration of this Letter to give effect to the lower charge. Such adjustment in sales charge will be used to purchase additional shares for the shareowner.

                         CANCELLATION OR LIQUIDATION

   If at any time prior to or after completion of this Letter of Intent the purchaser wishes to cancel this Letter, he must notify Janney in writing. If at any time prior to the completion of this Letter of Intent the purchaser requests the Fund to liquidate his total shares, a cancellation of this Letter will automatically be effected. Under either of the above conditions the total purchased pursuant to this Letter may be less than the amount specified as the expected aggregate purchases. If so, the Fund will redeem an appropriate number of the escrow shares to remit to Janney, as distributor for the Fund, an amount equal to the difference between the dollar amount of sales charge actually paid and the amount of sales charge which would have been paid on the total purchases if all such purchases would have been at a single time.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

ADDISON CAPITAL SHARES, INC.
c/o Janney Montgomery Scott Inc.
2 Bala Cynwyd Plaza
Bala Cynwyd, PA 19004

Investment Adviser
ADDISON CAPITAL
MANAGEMENT COMPANY
1608 Walnut Street
Philadelphia, PA 19103

Distributor/Shareholder Servicing
JANNEY MONTGOMERY SCOTT INC.
1801 Market Street
Philadelphia, PA 19103

Custodian
PNCBANK
17th & Chestnut Streets
8th Floor
Philadelphia, PA 19103

Transfer Agent
PROVIDENT FINANCIAL
PROCESSING CORPORATION
P.O. Box 8950
Wilmington, DE 19899

Independent Accountants
TAIT, WELLER & BAKER
Two Penn Center Plaza, Suite 700
Philadelphia, PA 19102

Legal Counsel
MORGAN, LEWIS & BOCKIUS LLP
2000 One Logan Square
Philadelphia, PA 19103


                                    GRAPHIC

                                Distributed by:




                                      LOGO



                                  Prospectus

                               November 1, 1995